Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Griffin-American Healthcare REIT II, Inc., or the Company, hereby certifies, to his knowledge, that:
(1) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 13, 2014	By:	/s/ JEFFREY T. HANSON	Chief Executive Officer and Chairman
Date		Jeffrey T. Hanson	of the Board
(principal executive officer)